                                                                   EXHIBIT 10.16

           NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE
           OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

                             COMMON STOCK WARRANT

                                      OF

                                 CARDIMA, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
              ----------------------------------------------------

Issued:  [NoteDate]

     THIS CERTIFIES THAT, for value received, [Name] (the "Investor") is entitled to subscribe for and purchase shares (the "Shares") of the fully paid and nonassessable Common Stock of Cardima, Inc., a Delaware corporation (the "Company"), at a price per share of $0.15 (such price and such other price as
                                     ----
shall result, from time to time, from adjustments specified herein is herein referred to as the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's duly authorized Common Stock, and any stock into or for which such Common Stock may hereafter be exchanged pursuant to the Certificate of Incorporation of the Company as from time to time amended as provided by law and in such Articles, and the term "GRANT DATE" shall mean the date set forth above.

     This Warrant is issued in connection with the extension of a loan to the Company by the Investor as evidenced by that certain convertible promissory note of even date herewith executed by the Company and delivered to the Investor in the principal amount of $[NoteAmount] (the "Note").

     1.  TERM.  Subject to the terms hereof, the purchase right represented by
         ----
this Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of (a) the date ten
(10) years after the Grant Date, or (b) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which stockholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition (an "ACQUISITION") to the extent that the acquiring entity in good faith requires, as a condition of the Acquisition, the exercise or termination of this Warrant on or before the closing of such Acquisition; provided that the Company shall provide written notice of an Acquisition to the holder hereof not less than 30 days before the proposed closing date of such Acquisition.

     2.  NUMBER OF SHARES.  Subject to the terms and conditions hereinafter set
         ----------------
forth, the Investor is entitled, upon surrender of this Warrant, to purchase from the Company that number of shares of Common Stock, at a purchase price of $0.15 per share, equal to the product of (i) the product of .05 multiplied by the total original principal dollar amount represented by the Note (the "Principal Note Amount"), multiplied by (ii) the number of thirty (30) day periods all or any part of such Principal Note Amount remains outstanding.

     3.  METHOD OF EXERCISE, NET ISSUE EXERCISE.
         --------------------------------------

         (a)  Method of Exercise: Payment, Issuance of New Warrant.  The
              ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (i) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit B duly executed) at the principal
                                 ---------
office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (ii) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit B-1 duly executed) at the
                                           -----------
principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

          (b)  Net Issue Exercise.
               ------------------

               (i) In lieu of exercising this Warrant, the holder hereof may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

                                  X = Y(A - B)
                                      --------
                                          A

Where  X = The number of shares of Common Stock to be issued to Holder.

       Y = the number of shares of Common Stock purchasable under this Warrant.

       A = the fair market value of one share of the Company's Common Stock.

       B = Warrant Price (as adjusted to the date of such calculations).

               (ii) For purposes of this Section, fair market value of the Company's Common Stock shall mean (A) the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary, if applicable, or (B) the average closing price quoted on any exchange, including the Nasdaq National Market System, on which the Common Stock is listed, if applicable, as published in the Western Edition of The Wall Street
                                                              ---------------
Journal for the ten trading days prior to the date of determination of fair
-------
market value, or (C) if neither (A) or (B) is applicable, the price determined by the Company's Board of Directors, acting in good faith upon a review of all relevant factors.

          (c)  Company's Option Upon Registered Offering.  In the event of the
               -----------------------------------------
initial registered public offering by the Company of its Common Stock effected pursuant to a Registered Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, the Company will have the option, but not the obligation, to purchase for cash immediately prior to the issuance of such shares in such offering this Warrant for a price per Share equal to the difference between (x) the Net Per Share Price (as defined below) of the stock being issued in such offering and (y) the Warrant Price. For the purpose of this Paragraph the term "NET PER SHARE PRICE" shall mean the proceeds to be received by the Company (or selling shareholders, in the event of a secondary offering) for each share in the registered public offering, net of underwriting discounts and commissions.

     4.  STOCK FULLY PAID: RESERVATION OF SHARES.  All Shares that may be issued
         ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

     5.  ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.  The number and kind
         ------------------------------------------------
of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a)  Reclassification or Merger.  In case of any reclassification,
              --------------------------
change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, mergers and transfers.

         (b)  Subdivisions or Combination of Shares.  If the Company at any time
              -------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted such that the aggregate exercise price of this Warrant shall at all time remains equal.

         (c)  Stock Dividends.  If the Company at any time while this Warrant is
              ---------------
outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

         (d)  No Impairment.  The Company will not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         (e)  Notices of Record Date.  In the event of any taking by the Company
              ----------------------
of a record of its shareholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of the Warrant, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     6.  NOTICE OF ADJUSTMENTS.  Whenever the Warrant Price shall be adjusted
         ---------------------
pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     7.  FRACTIONAL SHARES.  No fractional shares of Common Stock will be issued
         -----------------
in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8.  REGISTRATION RIGHTS.  The Company agrees to use its best efforts and to
         -------------------
do and take all actions necessary to amend that certain Second Amended and Restated Stockholders' Rights Agreement dated December 31, 1994 (the "Stockholder Rights Agreement") to include the Common Stock to be issued upon exercise of this Warrant in the definition of Registrable Securities by no later than the closing of the next round of equity financing of the Company. The Investor agrees that it will become subject to the market-stand-off provisions of the Stockholder Rights Agreement upon such amendment.

     9.  TRANSFERS AND EXCHANGES.
         -----------------------

         (a) This Warrant shall not be transferrable except to an affiliate of the Investor.

         (b) All new warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant. It shall be a further condition to each such transfer that the transferee shall receive and accept a Warrant, of like tenor and date, executed by the Company.

     10.  RIGHTS AS STOCKHOLDERS.
          ----------------------

          No holder of the Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock, or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     11.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  This Warrant is issued
          ---------------------------------------------
and delivered on the basis of the following:

          (a) This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

          (b) The Shares have been duly authorized by the Company and when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's

Certificate of Incorporation, as amended, a true and complete copy of which has been delivered to the original Warrant holder;

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal state or local government authority or agency or other person.

     12.  REPRESENTATIONS AND WARRANTIES OF INVESTOR.  Without limiting or
          ------------------------------------------
modifying the representations and warranties of the Company in Section 11 of this Warrant or the right of the Investor to rely thereon, the Investor hereby represents and warrants that:

          (a) Purchase Entirely for Own Account.  This Warrant is issued to the
              ---------------------------------
Investor in reliance upon Investor's representation to the Company, which by its acknowledgment of this Warrant Investor hereby confirms, that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same (other than to partners of the Investor). By acknowledging this Warrant, it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities (other than to partners of the Investor). It has full power and authority to acknowledge this Warrant.

          (b) Disclosure of Information.  It has had an opportunity to ask
              -------------------------
questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant.

          (c) Investment Experience.  The Investor acknowledges that it is able
              ---------------------
to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant. It has not been organized solely for the purpose of acquiring the Warrant.

          (d) Accredited Investor.  The Investor is an "accredited investor"
              -------------------
within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          (e) Restricted Securities.  It understands that the Securities it is
              ---------------------
purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          (f) Legends.  It is understood that the certificates evidencing the
              -------
Securities may bear one or all of the following legends:

              (i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT."

              (ii)  Any legend required by the laws of the State of California.

     13.  MODIFICATION AND WAIVER.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     14.  NOTICES.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated on the signature page of this Warrant.

     15.  BINDING EFFECT ON SUCCESSORS.  The terms and provisions of this
          ----------------------------
Warrant shall be binding upon the Company and the Investor and their respective successors and assigns. All of the obligations of the parties relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of each party relating thereto shall inure to the benefit of the successors and assigns of the other. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     16.  LOST WARRANTS OR STOCK CERTIFICATES.  The Company covenants to the
          -----------------------------------
holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     17.  DESCRIPTIVE HEADINGS.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     18.  GOVERNING LAW.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     IN WITNESS WHEREOF, this Common Stock Warrant is executed effective as of the date first above written.

                              CARDIMA, INC.



                              By:
                                 -----------------------------

                              Title:
                                    --------------------------

AGREED TO AND ACCEPTED:


By:
   --------------------------

Title:
      -----------------------

                                   EXHIBIT B
                                   ---------
                               NOTICE OF EXERCISE



To:  Cardima, Inc.
     47266 Benicia Street
     Fremont, CA 94538
     Attn:  President



     1. The undersigned hereby elects to purchase _________ shares of Common Stock of Cardima, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below

               Name:
                    -----------------------------------

               Address:
                       --------------------------------

                       --------------------------------

                       --------------------------------




     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                                --------------------------------
                                                           (Signature)

--------------------
      (Date)

                                  EXHIBIT B-1
                                  -----------
                               NOTICE OF EXERCISE


To:  Cardima, Inc.
     47266 Benicia Street
     Fremont, CA 94538
     Attn:  President



     1. Contingent upon and effective immediately prior to the closing (the "CLOSING") of the Company's public offering contemplated by the Registration Statement of Form S-_____, filed ________________, ________________, the undersigned hereby elects to purchase shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such __________ shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_____________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                                --------------------------------
                                                          (Signature)


-------------------
     (Date)

                            Schedule of Holders of
                         Form of Common Stock Warrant
                    Issued from April 1995 to December 1995

                                                          No. of
                                                       Common Stock
              Name                                    Warrant Shares
              ----                                    ---------------

Catalyst Ventures Limited Partnership                      8,666
                                                           3,412
                                                           3,607

Kleiner Perkins Caufield & Byers VI                       35,368
                                                          92,342
                                                          55,873
                                                          42,854
                                                          29,540
                                                          11,505

KPCB VI Founders Fund                                      5,425
                                                          14,165
                                                           8,571
                                                           6,574
                                                           4,531
                                                           1,764

New Enterprise Associates V, LP                           43,333
                                                          17,746
                                                          18,261

Onset Enterprise Associates, LP                            8,666
                                                           3,412
                                                           3,607

Gabriel B. Vegh                                           37,301